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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

                        ---------------------------------

                                 Date of Report

                                January 20, 2004
                        (Date of earliest event reported)

                              Bluegreen Corporation
             (Exact name of registrant as specified in its Charter)

          Massachusetts                    0-19292                03-0300793
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
 incorporation or organization)                              Identification No.)

       4960 Conference Way North
                Suite 100
          Boca Raton, Florida                                        33431
(Address of principal executive offices)                           (Zip Code)

                                 (561) 912-8000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

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Item 12. Results of Operations and Financial Condition.

      The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 12 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

      On January 20, 2004, Bluegreen Corporation issued a press release announcing its financial results for the quarter and year ended December 31, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           BLUEGREEN CORPORATION


                                           By: /s/ John F. Chiste
                                               ---------------------------------
                                               John F. Chiste,
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer

Dated: January 20, 2004


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                                  EXHIBIT INDEX

Exhibit           Description
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99.1              Press Release dated January 20, 2004.